CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Exhibit 10.12

FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of October 31, 2018, between AMERIHOME MORTGAGE COMPANY, LLC, a Delaware limited liability company (“Borrower”), and NEXBANK SSB (with its participants, successors and assigns, “Lender”).

R E C I T A L S

A.                                    Borrower and Lender are parties to that certain Credit and Security Agreement dated as of August 26, 2016 (as amended, modified, supplemented, restated or amended and restated from time to time, the “Loan Agreement”).  Unless otherwise indicated herein, all terms used with their initial letter capitalized are used herein with their meaning as defined in the Loan Agreement and all Section references are to Sections in the Loan Agreement.

B.                                    Borrower has requested that Lender amend the Loan Agreement as provided below in order to clarify a situation that had not been previously contemplated in the Loan Agreement.

C.                                    Borrower and Lender desire to amend the Loan Documents, subject to the terms, conditions, and representations set forth herein, as requested by Borrower.

D.                                    Borrower and Lender agree to the other terms and provisions provided below, subject to the terms, conditions, and representations set forth herein.

NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

1.              Amendment to Loan Agreement.  Subject to the satisfaction of the conditions set forth herein, the Loan Agreement is amended as follows:

(a)         The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

“Cash Flow” means (a) net income, after income tax, plus (b) less income or plus losses from discontinued operations and extraordinary items, plus (c) depreciation, depletion, amortization, and other non-cash charges, plus (d) interest expense on all obligations, minus (e) unrealized or realized gains or losses related to the hedging of mortgage servicing rights, minus (f) the amount by which dividends, withdrawals, and other distributions exceed Borrower’s receipt of cash proceeds (net of underwriting discounts and commissions and other costs and expenses associated therewith) from debt offerings or asset sales made by Borrower for the applicable period; provided however, that for purposes of calculating “Cash Flow,” the amount of such cash proceeds shall not exceed [***] in the aggregate over the term of this Agreement, and minus (g) changes in the fair value of the Agency Servicing Rights.

2.              Conditions Precedent.  Notwithstanding any contrary provision, this Amendment shall be effective on the first Business Day upon which all of the following conditions precedent have been satisfied (the “Effective Date”):

(a)         Lender shall have received counterparts of this Amendment executed by Borrower, Lender, and each other party set forth on the signature pages hereto;

(b)         Lender shall have received satisfactory evidence that Borrower has paid the fees and expenses of counsel described in Section 5;

(c)          No Default or Event of Default shall be continuing or shall result after giving effect to this Amendment;

(d)         Lender shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as Lender or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Lender (it being agreed that execution of this Amendment by Lender shall evidence that the foregoing conditions have been fulfilled).

3.              Reaffirmation of Loan Documents and Liens.  Except as amended and modified hereby, any and all of the terms and provisions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by Borrower.  Borrower hereby agrees that, except as expressly provided in this Amendment, the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of Borrower under the Loan Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.  Borrower further confirms that the liens and security interests in the Collateral created under the Loan Documents secure, among other indebtedness, Borrower’s obligations under the Loan Documents, and all modifications, amendments, renewals, extensions, and restatements thereof.

4.              Representations and Warranties.  As a material inducement for Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender (with the knowledge and intent that Lender is relying upon the same in consenting to this Amendment) that as of the Effective Date, and after giving effect to the transactions contemplated by this Amendment: (a) all representations and warranties in the Loan Agreement and in all other Loan Documents are true and correct in all material respects, as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date; or (ii) the facts or circumstances on which any of them were based have been changed by transactions or events not prohibited by the Loan Documents; (b) no Default or Event of Default is continuing or will exist after giving effect to this Amendment; (c) this Amendment has been duly authorized and approved by all necessary organizational action and requires the consent of no other Person, and is binding and enforceable against Borrower in accordance with its terms; (d) the execution, delivery and performance of this Amendment in accordance with its terms, does not and will not, by the passage of time, the giving of notice, or otherwise: (i) require any governmental approval, other than such as have been obtained and are in full force and effect, or violate any applicable law relating to Borrower; (ii) conflict with, result in a breach of, or constitute a default under the Constituent Documents of Borrower thereof, or any indenture, agreement, or other instrument to which Borrower is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by Borrower and (e) Borrower’s Constituent

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Documents delivered to Lender on August 26, 2016 (i) have not been amended, modified, rescinded, revoked or otherwise modified, and no action has been taken by the officers, managers or members of Borrower in contemplation of, or to effect or authorize, the foregoing, and (ii) remain in full force and effect as of the date hereof.

5.              Fees, Costs and Expenses.  Borrower agrees to pay promptly the reasonable fees and expenses of counsel to Lender for services rendered in connection with the preparation, negotiation, reproduction, execution, and delivery of this Amendment and all related documents; and

6.              Miscellaneous.

(a)         This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects.  Each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Loan Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement to the “Loan Agreement”, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(b)         The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed.  The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any rights of Lender under any Loan Document, nor constitute a waiver under any of the Loan Documents.

(c)          All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

(d)         This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

(e)          THIS AMENDMENT, THE LOAN AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(f)           The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

(g)          Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity,

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illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(h)         This Amendment shall be construed in accordance with and governed by the laws of the State of Texas without regard to its principles of conflicts of laws.

(i)             The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Remainder of Page Intentionally Left Blank: Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment in multiple counterparts on the date stated on the signature pages hereto, but effective as of Effective Date.

BORROWER:

AMERIHOME MORTGAGE COMPANY, LLC, a Delaware limited liability company

By:	/s/ Kathleen Conte
Name: Kathleen Conte
Title: SVP, Capital Markets

Signature Page to Fourth Amendment to Credit and Security Agreement

LENDER:

NEXBANK SSB

By:	/s/ Kevin Olding
Name: Kevin Olding
Title: SVP

Signature Page to Fourth Amendment to Credit and Security Agreement

Annex A